UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2010

First Chester County Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	1-34500	23-2288763
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 North High Street

West Chester, Pennsylvania 19380

(Address of principal executive offices)

(484) 881-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On August 18, 2010, First Chester County Corporation issued a press release announcing its financial results for the second quarter and the six months ended June 30, 2010, and that it filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 with the Securities and Exchange Commission.

A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 18, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2010	FIRST CHESTER COUNTY CORPORATION

	By:	/s/ John A. Featherman, III
	Name:	John A. Featherman, III
	Title:	Chairman, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated August 18, 2010.